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                                                                   Exhibit 10.22

[LOGO] UNITED STATES POSTAL SERVICE   Amendment to Transportation
                                      Services Contract

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Part I - Amendment pursuant to
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1a. Contract No.    1b. Amendment No.     1c. Effective Date     1d. Begin Contract Term     1e. End Contract Term

    SNET-01-SER         02                    See Below              08/27/2001                  08/26/2006
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1f. For Mail service      City & State                                                  City & State
    in or between            Southeast Area Air stops                               ATL, MIA, TYS, MCO
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Part II -- Contractor
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2a. Name and address of contractor (street, city, state and zip___)    2b. Social Security Number or Taxpayer ID No.
Evergreen Aviation Ground Logistics Enterprises Inc. (EAGLE)
EVERGREEN EAGLE                                                                          93-0876736
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3850 Three Mile Lane                                                  2c. Telephone (Area code and number)

McMinnville, OR 97128-9496                                                              503 472-9361
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Part III -- Description of amendment

1.   Effective August 27, 2001, the contract is amended as follows:

Attachment A, Delivery Locations for Daytime Network - Priority Mail, change special note for MIAMI, FL to:

All originating mail will be tendered at MIA. Destinating mail will be split between MIA and FLL. The THS will be responsible for the transportation and separation of all MIA mail arriving at FLL. The USPS will be responsible for the transportation to and from the Miami PMPC. All destinating mail will be delivered to the MIA PMPC.

Total destinating volume is 113,190 lbs. Approximately 89,000 lbs will arrive at MIA and 24,000 lbs will arrive at FLL.

A facility is not required at FLL, as the primary operation will be at MIA.

2.   Effective September 17, 2001, change the "Destinating Volume" in Attachments A, B, and E for Atlanta, GA
     (Southeast Area) to 70,000 lbs.

See revised Attachments, A, B, D, and E.

Any changes in price to be negotiated.

Except as provided herein all terms and conditions of the contract described in Part I remains unchanged and in full force and effect. The parties hereunder have caused this amendement to be executed, effective the date set forth in
Part III.

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Contractor                                                   U.S. Postal Service
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Signature of person authorized to sign and date              Signature of contracting officer and date


/s/ Brain Bauer                                 10/4/01      /s/ Cheryl R. Brazil                             10/12/01
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Signature                                         Date       Signature                                          Date

BRAIN BAUER                                  PRESIDENT       Cheryl R. Brazil Purchasing Spec./C.O
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Name and title of person authorized to sign                  Name and title of contracting officer


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PS Form 7406, June 1990